United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2015

AMERICAN CARESOURCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1170 Peachtree Street NE, Suite 2350 Atlanta, Georgia 30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 465-1000

(Former Name or Former Address, if Changed Since Last Report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On February 20, 2015, American CareSource Holdings, Inc. (the “Company”) appointed Robert Frye, age 62, as Controller and Principal Accounting Officer.  Mr. Frye replaces Dale Spencer, who has served as Interim Principal Accounting Officer since December 31, 2014.  Mr. Spencer will continue serving as Vice President of Revenue Cycle Management.

Pursuant to Mr. Frye’s employment letter agreement with the Company (the “Employment Agreement”), Mr. Frye’s employment is on an at-will basis, and Mr. Frye will receive an annual base salary of $130,000.  In addition, Mr. Frye has been recommended to receive options to purchase 8,500 shares of the Company’s common stock under the Company’s 2009 Equity Incentive Plan.  If approved by the Company’s compensation committee, such options will vest ratably on annual basis over the five-year period beginning the date the compensation committee approves the award. Mr. Frye is also eligible to participate in all employee benefit plans from time to time in effect for the Company’s personnel generally.

Prior to joining the Company, Mr. Frye was a finance and accounting consultant assisting various companies from September 2010 to February 2015.  During that time, from February 2012 to February 2013, Mr. Frye also served as Corporate Controller for Rubicon Global Holdings, a waste brokerage company.  From January 2010 to August 2010, Mr. Frye served as Chief Financial Officer for American Shingle, a re-roofing business.  From June 2006 to February 2009, Mr. Frye served as Corporate Controller for MedAvant Healthcare Solutions, a healthcare insurance claims clearing house and cost containment business.  Mr. Frye is a licensed Certified Public Accountant in the State of Washington and holds a Bachelor of Science degree in Accounting from Indiana University, Bloomington, Indiana.

(e) Compensatory Arrangements of Certain Officers

On February 20, 2015, the Company and Robert Frye entered into the Employment Agreement described above under Item 5.02(c) of this Current Report on Form 8-K. The description of the Employment Agreement set forth above in Item 5.02(c) is hereby incorporated herein by reference.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits. (d) Exhibits.
10.1	Employment Agreement, dated as of February 20, 2015, by and between Robert Frye and American CareSource Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CARESOURCE HOLDINGS, INC.

Date:	February 25, 2015	By:	/s/ Anthony Levinson
Anthony Levinson
Chief Financial Officer